UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K
________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 15, 2011

VirnetX Holding Corporation
 (Exact name of Registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 Scotts Valley Drive, Suite 110
Scotts Valley, California 95066
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (831) 438-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 15, 2011, VirnetX Holding Corporation (the “Company”) issued a press release announcing that it has filed a Statement of Patent Holder with the Alliance for Telecommunications Industry Standards (ATIS) and the European Telecommunications Standards Institute (ETSI) identifying patents and patent applications of the Company that may be relevant to certain specifications in the 3rd Generation Partnership Project (3GPP) Long Term Evolution (LTE), Systems Architecture Evolution (SAE) Project.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The press release contains statements that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the 3GPP Series 33 security specifications and the potential relevance of the Company’s patent portfolio to such specifications. Such forward-looking statements are based on expectations, estimates and projections about the markets in which the Company operates, management’s beliefs, and certain assumptions made by management and involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements, including but not limited to (1) the outcome of any legal proceedings that have been or may be initiated by the Company or that may be initiated against the Company; (2) the ability to capitalize on the Company’s patent portfolio and generate licensing fees and revenues; (3) the ability of the Company to be successful in entering into licensing relationships with its targeted customers on commercially acceptable terms; (4) potential challenges to the validity of the Company’s patents underlying its licensing opportunities; (5) the ability of the Company to achieve widespread customer adoption of the Company’s GABRIEL Communication Technology™ and its secure domain name registry; (6) the level of adoption of the 3GPP Series 33 security specifications; and (7) the possibility that Company may be adversely affected by other economic, business, and/or competitive factors. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” or “plans” to be uncertain and forward-looking. The forward-looking statements contained in the press release are also subject generally to other risks and uncertainties that are described from time to time in the Company’s reports and registration statements filed with the Securities and Exchange Commission, including those under the heading “Risk Factors” in Company’s Annual Report on Form 10-K/A filed with the SEC on February 1, 2011 and Quarterly Report on Form 10-Q/A filed on January 31, 2011. Many of the factors that will determine the outcome of the subject matter of the press release are beyond the Company’s ability to control or predict. Except as required by law, the Company is under no duty to update any of the forward-looking statements after the date of the press release to conform to actual results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 15, 2011 entitled, “VirnetX Updates Patent Declaration to 3GPP for LTE/4G Security – Declares “RAND” Licensing”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRNETX HOLDING CORPORATION

Date: March 15, 2011	By:	/s/ Kendall Larsen
Kendall Larsen
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 15, 2011 entitled, “VirnetX Updates Patent Declaration to 3GPP for LTE/4G Security – Declares “RAND” Licensing”